SELECTHLIFE II
SELECTHLIFE III
VARIABLE ESTATE DESIGN

Flexible Premium Variable Universal Life Insurance Policies
issued by
ReliaStar Life Insurance Company
and its
SelectHLife Variable Account

Supplement dated August 22, 2005, to your current Variable Life Insurance Prospectus

This supplement updates certain information contained in your current variable life insurance prospectus, as supplemented. Please read it carefully and keep it with your product prospectus for future reference.

NOTICE OF FUND SUBSTITUTIONS

Effective September 23, 2005, and pursuant to applicable regulatory approvals, ReliaStar Life Insurance Company (the "Company") and SelectHLife Variable Account (the "Variable Account") will replace the following funds in which subaccounts of the Variable Account invest (the "Replaced Funds") with certain other funds (the "Substitute Funds"), as follows:

Replaced Funds	Substitute Funds

Alger American Leveraged AllCap Portfolio (Class O)	ING Evergreen Omega Portfolio (Class I)
Putnam VT New Opportunities Fund (Class IA)
Putnam VT Voyager Fund (Class IA)

Alger American Growth Portfolio (Class O)	ING FMR Earnings Growth Portfolio (Class I)

Premier VIT OpCap Small Cap Portfolio	ING JP Morgan Small Cap Equity Portfolio (Class I)

Putnam VT Growth and Income Fund (Class IA)	ING JP Morgan Value Opportunities Portfolio (Class I)

Janus Aspen International Growth Portfolio (Institutional Shares)	ING Marsico International Opportunities Portfolio (Class I)
Putnam VT International Equity Fund (Class IA)

Putnam VT Utilities Growth and Income Fund (Class IA)	ING MFS Utilities Fund Portfolio (Class I)

Premier VIT OpCap Global Equity Portfolio	ING Oppenheimer Global Portfolio (Initial Class)

Pioneer Mid Cap Value VCT Portfolio (Class I)	ING Pioneer Mid Cap Value Portfolio (Class I)

Alger American MidCap Growth Portfolio (Class O)	ING T. Rowe Price Diversified Mid Cap Growth Portfolio (Initial Class)

Premier VIT OpCap Equity Portfolio	ING UBS U.S. Large Cap Equity Portfolio (Initial Class)

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Important Information about the Proposed Substitutions.
After September 23, 2005, the effective date of the substitutions, the subaccounts which invest in the Replaced Funds will no longer be available through your variable life insurance policy.

  Prior to the effective date of the substitutions and for thirty days thereafter you may transfer amounts allocated to a subaccount which invests in a Replaced Fund to any other subaccount or the fixed account free of charge and any such transfer will not count as a transfer when imposing any applicable restriction or limit on transfers.

  On the effective date of the substitutions, all amounts you have allocated to the subaccount which invests in a Replaced Fund will automatically be reallocated to the subaccount which invests in a corresponding Substitute Fund. Thereafter, all future allocations directed to a subaccount which invests in a Replaced Fund will be automatically allocated to the corresponding Substitute Fund.

  You will not incur any fees or charges or any tax liability because of the substitutions, and your policy value immediately before the substitutions will equal your policy value immediately after the substitutions.

  The total expenses of each Substitute Fund are less than or equal to the total expenses of the corresponding Replaced Fund. The fees and expenses of each Substitute Fund are more fully described in your variable life insurance prospectus and in the Substitute Fund's prospectus.

  The investment objective and policy of each Substitute Fund is substantially the same as, similar to or consistent with the investment objective and policy of the corresponding Replaced Fund. The investment objective of each Substitute Fund is more fully described in your variable life insurance prospectus and in the Substitute Fund's prospectus.

  If you have not already received prospectuses for the Substitute Funds, they accompany this supplement. Read these prospectuses carefully before deciding what to do with amounts allocated to the subaccounts which invest in the Replaced Funds. If you need another copy of the prospectuses, please contact our Customer Service Center at 1-877-886-5050 and we will send them to you.

  Substitute Fund Fees and Expenses. The investment advisory fees and other expenses charged annually by each of the Substitute Funds are shown in your variable life insurance prospectus and the prospectuses for the Substitute Funds. Please see the prospectuses for the Substitute Funds for more information concerning these fees and expenses.

Not all of the Replaced Funds may be available through your variable life insurance policy. Please refer to your product prospectus for the list of Replaced Funds available to you.

  Substitute Fund Investment Advisers/Subadvisers and Investment Objectives. The investment adviser/subadviser and investment objectives of the Substitute Funds are shown in your variable life insurance prospectus and the prospectuses for the Substitute Funds. Please see the prospectuses for the Substitute Funds for more information concerning the investment adviser/subadviser and investment objectives.

  Important Information about the ING MFS Utilities Portfolio. Prior to September 23, 2005, the effective date of the substitutions, the Service Class shares of this fund were available through your variable life insurance policy. Effective September 23, 2005, the Institutional Class of fund shares will replace the Service Class of fund shares. Institutional Class shares have 0.25% lower total fund expenses than the Service Class shares, and the effect of this transaction is to give policy owners an investment in the same fund managed by the same investment adviser at a lower cost. Please see the prospectuses for the ING MFS Utilities Portfolio for more information concerning the fees and expenses of the Institutional Class shares of this fund.

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